[Exhibit 32.1]


          CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-QSB of Liteglow Industries, Inc. for the period ended June 30, 2003, Spencer Krumholz, Chairman and CEO of Liteglow Industries, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

     1. Such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Liteglow Industries, Inc.

                                   LITEGLOW INDUSTRIES, INC.


Date: August 11, 2003              /s/  Spencer Krumholz
                                   -----------------------------
                                   Spencer Krumholz,
                                   Chief Executive Officer
                                   & Chief Financial Officer